Exhibit 99.2

DEAR CASHMERE GROUP HOLDING COMPANY

Consolidated Financial Statements

For the Years Ended December 31, 2023 and 2022

With Report of Independent Registered Public Accounting Firm

DEAR CASHMERE GROUP HOLDING COMPANY

Table of Contents

For the Years Ended December 31, 2023 and 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

Dear Cashmere Group Holding Company.

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying consolidated balance sheet of Dear Cashmere Group Holding Company. (the “Company”) as of December 31, 2023, and 2022, and the related consolidated statements of operations and comprehensive loss, stockholders’ equity and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and 2022, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

CRITICAL AUDIT MATTERS

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgements. We determined that there are no critical audit matters to communicate in our report.

SUPPLEMENTAL INFORMATION

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The supplementary information included in Note 2, “Supplemental disclosure of Total Stakes (Wagers),” is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplementary information is fairly stated, in all material respects, in relation to the consolidated financial statements as a whole.

/s/ Bush & Associates CPA LLC

We have served as the Company’s auditor since 2024.

Henderson, Nevada

February 20, 2025

PCAOB ID Number 6797

DEAR CASHMERE GROUP HOLDING COMPANY

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2023 AND 2022

	2023	2022
ASSETS
Current Assets:
Cash and cash equivalents	$1,944,904	$1,278,466
Accounts receivable	438,670	868,741
Short-term advances	477,802	-
Advances to related parties	57,497	747,080
Contract assets	234,882	-
Other current assets	466,765	107,136
Total Current Assets	3,620,520	3,001,423

Property and equipment, net	40,649	18,182
Intangible assets, net of amortization	2,833,854	2,006,280
Contract assets, less current portion	704,646	-
Due from officers	222,346	157,924
	3,801,495	2,182,386
Total Assets	$7,422,015	$5,183,809

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Convertible note payable	$136,529	$175,000
Accounts payable	274,361	658,616
Accrued expenses	144,437	216,769
Accrued payroll and bonuses	382,511	303,121
Client balance	534,579	100,919
Advances from related parties	476,399	1,175,611
Total Current Liabilities	1,948,816	2,630,036

Commitments and contingencies
Stockholders’ Equity
Preferred Stock: 50,000,000 authorized, $0.001 par value, 49,999,900 and 50,000,000 shares issued and outstanding, at December 31, 2023 and 2022, respectively	50,000	50,000
Common Stock: 100,000,000 shares authorized, $0.001 par value,53,513,611 and 47,786,516 issued and outstanding at December 31, 2023 and 2022, respectively	53,513	47,786
Additional paid in capital	2,389,148	1,978,359
Retained Earnings	2,914,087	471,285
Accumulated other comprehensive income	66,451	6,343
Total Stockholders’ Equity	5,473,199	2,553,773
Total Liabilities and Stockholders’ Equity	$7,422,015	$5,183,809

See the Notes to the Consolidated Financial Statements.

DEAR CASHMERE GROUP HOLDING COMPANY

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	2023	2022
Net Gaming Revenue	$8,728,942	$2,413,939

Operating Expenses
Sales and marketing	74,247	78,585
General and administrative	5,702,613	1,940,012
Depreciation and amortization	92,155	7,832
Total Operating Expenses	5,869,015	2,026,429

Income from Operations	2,859,927	387,510

Other Income (Expense)
Interest expense	-	(12,834)
Unrealized foreign exchange loss	(137,871)	(74,813)
Other (expense) income	(279,254)	78,781
Total Other Expense, net	(417,125)	(8,866)

Net Income before Income Taxes	2,442,802	378,644
Provision for Income Taxes	-	-
Net Income	$2,442,802	$378,644

Net Income per Share:
Basic	$0.05	$0.01
Diluted	$0.00	$0.00

Weighted Average Shares Outstanding:
Basic	48,321,666	57,172,662
Diluted	5,050,706,913	5,057,964,135

See the Notes to the Consolidated Financial Statements.

DEAR CASHMERE GROUP HOLDING COMPANY

CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	2023	2022
Net Income	$2,442,802	$378,644
Other comprehensive Income:
Foreign currency translation adjustments	60,108	6,343
Comprehensive Income	$2,502,910	$384,987

See the Notes to the Consolidated Financial Statements.

DEAR CASHMERE GROUP HOLDING COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	Preferred Stock		Common Stock		Additional Paid in	Accumulated Other Comprehensive	Retained	Total Stockholders'
	Shares	Amount	Shares	Amount	Capital	Income	Earnings	Equity
Balance as at December 31, 2022	50,000,000	$50,000	47,786,516	$47,786	$1,978,359	$6,343	$471,285	$2,553,773
Common stock issued for conversion of note payable and accrued interest	-	-	5,247,095	5,247	328,468	-	-	333,715
Common stock issued for services and compensation	-	-	480,000	480	82,321	-	-	82,801
Cancellation of preferred stock	(100)	-	-	-	-	-	-	-
Foreign currency translation gain	-	-	-	-	-	60,108	-	60,108
Net income	-	-	-	-	-	-	2,442,802	2,442,802
Balance as at December 31, 2023	49,999,900	$50,000	53,513,611	$53,513	$2,389,148	$66,451	$2,914,087	$5,473,199

	Preferred Stock		Common Stock		Additional Paid in	Accumulated Other Comprehensive	Retained	Total Stockholders'
	Shares	Amount	Shares	Amount	Capital	Income	Earnings	Equity
Balance as at December 31, 2021	50,000,000	$50,000	56,035,000	$56,035	$784,413	$-	$61,105	$951,553
Cancellation of common stock	-	-	(10,666,666)	(10,667)	10,667	-	-	-
Common stock issued for services and compensation	-	-	600,000	600	185,097	-	-	185,697
Common stock issued for acquisition of intellectual property			1,818,182	1,818	998,182	-	-	1,000,000
Foreign currency translation gain	-	-	-	-	-	6,343	-	6,343
Retained earnings of acquired entities	-	-	-	-	-	-	31,536	31,536
Net income	-	-	-	-	-	-	378,644	378,644
Balance as at December 31, 2022	50,000,000	$50,000	47,786,516	$47,786	$1,978,359	$6,343	$471,285	$2,553,773

See the Notes to the Consolidated Financial Statements.

DEAR CASHMERE GROUP HOLDING COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,442,802	$378,644
Adjustments to reconcile net cash provided by operating activities:
Depreciation and amortization	92,155	7,832
Common stock issued for services and compensation	82,801	185,697
Unrealized foreign exchange loss	137,871	74,813
Loss on conversion of convertible note payable and accrued interest	281,244	-
Changes in Assets and Liabilities, net
Accounts receivable	430,071	(729,293)
Contract assets	(939,528)	-
Accounts payable	(522,126)	574,306
Accrued expenses	(58,332)	185,558
Accrued payroll and related	79,390	303,121
Customer deposits	433,660	100,919
Other current assets	(359,629)	(68,493)
Net cash provided operating activities	2,100,379	1,013,104

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases property and equipment	(42,661)	(6,610)
Purchases of intangible assts	(899,535)	(455,385)
Repayments on advances to related parties, net	689,583	33,082
Advances to officers	(64,422)	(157,924)
Short-term advances provided	(477,802)	-
Net cash used in investing activities	(794,837)	(586,837)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments on advances from related parties, net	(699,212)	814,614
Net cash (used in) provided by financing activities	(699,212)	814,614

Foreign currency translation gain	60,108	6,343

Net change in cash and cash equivalents	666,438	1,247,224

Cash and cash equivalents, beginning of the year	1,278,466	31,242
Cash and cash equivalents, end of the year	$1,944,904	$1,278,466

SUPPLEMENT DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Conversion of convertible note payable and accrued interest to common stock	$52,471	$-
Intellectual property acquired with shares of common stock	$-	$1,000,000
Increase in net assets and retained earnings for entity transferred by related party	$-	$31,536

See the Notes to the Consolidated Financial Statements.

DEAR CASHMERE GROUP HOLDING

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Note 1: Organization, Nature of Business and Principles of Consolidation

Dear Cashmere was incorporated in Nevada on September 30, 2010 as a limited liability company.

On February 25, 2021, Dear Cashmere Group Holding Company (“Dear Cashmere”) completed a reverse merger with Swifty Global (“SWIFTY”), a technology company operating out of London, New York, and Dubai developing ground-breaking gambling technology solutions driving shareholder value by accelerating innovation and usability. SWIFTY has already released its swiped based betting app called Swifty Predictions in the UK, Swifty Sportsbook, Casino platform and a wallet application. The holding Company, Dear Cashmere also known as SWIFTY, lacks independent revenue sources and primarily generates its revenue through its operating wholly owned subsidiaries, Swifty UK, Swifty Global FZ LLE, and Swifty NV.

SWIFTY holds UK and Curacao gambling licenses, with further licenses under partnerships in Ireland, South Africa and a pending license in Malta. The company has also received certification from GLI. The GLI certification is a requirement to operate in the highly regulated gambling market as it confirms that the product has been successfully tested and is certified to be compliant according to the relevant country regulations

.

On April 1st, 2022, James Gibbons, the Company’s, Chief Executive Officer (“CEO”) and a controlling stockholder transferred 100% of the shares held by him as an individual in Swifty Global FZ LLE (“Swifty FZ”) to Dear Cashmere pursuant to a Share Transfer Agreement (“STA”) at which time Swifty FZ became a wholly owned subsidiary of Dear Cashmere.

On July 1st, 2022, James Gibbons, the Company’s, CEO and a controlling stockholder transferred 100% of the shares held by him as an individual in Swifty NV to Dear Cashmere pursuant to a Share Transfer Agreement at which time Swifty NV became a wholly owned subsidiary of Dear Cashmere. When Swifty NV was transferred to Dear Cashmere it had not commenced operations.

DEAR CASHMERE GROUP HOLDING

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Note 2: Basis of Preparation and Summary of significant Accounting Policies

Basis of Presentation

The consolidated financial statements include the financial statements of Dear Cashmere as well-known as SWIFTY and its wholly owned subsidiaries;

Swifty UK

Swifty FZ

Swifty NV

The entities above are collectively referred to as the “Company”, “we”, “us”, or “our”

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“US GAAP”). All intercompany accounts and transactions have been eliminated upon consolidation.

Foreign Currency Transactions and Functional Currency

The Company’s functional and reporting currency is the United States dollar (“USD”). Transactions in foreign currencies are recorded at the exchange rate prevailing on the date of the transaction. Foreign currency transaction gains and losses resulting from remeasurement are recognized in other income, net within the consolidated statements of operations. The resulting monetary assets and liabilities are translated into U.S. dollars at exchange rates prevailing on the balance sheet date. Revenue and expense components are translated to U.S. dollars at weighted-average exchange rates in effect during the period.

Comprehensive income (loss) consists of foreign currency translation adjustments related to the effect of translating the accounts and transactions of the Company’s subsidiaries whose functional currency is something other than the United Stated Dollar (“USD”). Swifty UK, Swifty NV and Swifty FZ’s functional currency has been determined to be the Great British Pound (“GBP”), the Euro (“EUR”), and the Emirati Dirham (“AED”), respectively. The financial statements of Swifty UK, Swifty NV, and Swifty FZ are translated into USD in accordance with ASC 830, using period-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses and historical rates for equity. Translation adjustments resulting from the process of translating the local currency financial statements into the USD are included in determining other comprehensive income (loss). Cumulative translation gains or losses are presented in the consolidated statements of operations and comprehensive income.

Concentration of Credit Risk

The Company primarily transacts its business with one financial institution. The amount on deposit in that one institution may from time to time exceed the federally- insured limit of $250,000. Any loss incurred or a lack of access to such funds above the FDIC limit could have a significant adverse impact on the Company’s financial condition, results of operations and cash flows.

Use of Estimates

The preparation of these consolidated financial statements in conformity with US GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the date of these consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ from these estimates. Significant estimates include the useful lives of property and equipment assumptions used in assessing impairment for long-term assets, and the fair value of equity-based compensation.

DEAR CASHMERE GROUP HOLDING

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Cash and Cash Equivalents

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less. Because of the short maturity of these investments, the carrying amounts approximate their fair value. The Company maintained cash and cash equivalents with various third-party payment providers and wallets.

Accounts Receivable

Accounts receivable are stated at cost, net of an allowance for credit losses. The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to make required payments. The Company reviews the accounts receivable on a periodic basis and makes allowances where there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, the customer’s payment history, its current creditworthiness and current economic trends. As of December 31, 2023 and 2022, management did not deem an allowance for credit losses to be necessary based on their evaluation.

Contract Assets

In accordance with ASC 340-40-25-1, the Company capitalizes the incremental contract costs incurred to acquire customer contracts which generally consist of commissions paid to agents. The customer contract agreement typically includes a contractual period of five years, with potential extensions. We capitalize the commissions paid to agents as contract costs and amortize these costs into sales and marketing on the straight-line basis over five years (the anticipated period of benefit). These capitalized costs are presented on the consolidated balance sheets as contract assets and are included in both current and long-term.

Property and Equipment

The Company states property and equipment at cost less accumulated depreciation. Expenditures for maintenance and repairs are charged to operations as incurred; additions, renewals and betterments are capitalized. When property and equipment assets are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any resulting gain or loss is recorded as an operating expense. The Company computes depreciation using the straight-line method over the estimated useful lives of the assets with no residual value of property and equipment (see Note 4).

Intangible Assets

Intangible assets consist of intellectual property (“IP”) and software development costs associated with our proprietary platform. The capitalized IP reflects the costs we incurred to acquire the IP. The IP was acquired with shares of common stock with an estimated fair value of $1,000,000 based on the OTC market price of our stock on the date acquired.

Costs associated with internally developed software are expensed as incurred unless they meet generally accepted accounting criteria for deferral and subsequent amortization. Software development costs incurred prior to the application development stage are expensed as incurred. For costs that are capitalized, the subsequent amortization is the straight-line method over the remaining economic life of the product, which is estimated to be ten years, and begins once software is ready for its intended use.

Impairment of Long-lived Assets

The Company reviews the carrying value of its long-lived assets, including property equipment and finite-lived intangible assets, for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimate future cash flows expected to result from its use and eventual disposition. In cases where undiscounted cash flows are less than the carrying value of an asset group, an impairment loss is recognized equal to an amount by which the asset group’s carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of customer loss, obsolescence, demand, competition, and other economic factors. For the years ended December 31, 2023 and 2022, the Company did not record impairment charges against its long-lived assets.

DEAR CASHMERE GROUP HOLDING

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Client Balance

Our customers maintain digital wallets on our gaming platform. Cash related to these accounts may be drawn at the customer’s request. The cash residing in the digital wallets at a reporting period is after withdrawals and winnings. These balances have been classified within current liabilities and presented as client balance.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standard Codification (“ASC”) Topic 606, Revenue from Contracts with Customers, and the related amendments, which requires revenue to be recognized in a manner that depicts the transfer of goods or services to customers in amounts that reflect the consideration to which the entity expects to be entitled in exchange for those goods or services. We determine revenue recognition through the following steps:

●	identification of the contract, or contracts, with a customer;

●	identification of the performance obligations in the contract;

●	determination of the transaction price;

●	allocation of the transaction price to the performance obligations in the contract; and

●	recognition of revenue when, or as, we satisfy a performance obligation.

The Company’s revenue consists of its percentage of net gaming revenue (“NGR”) generated through its gaming platform through users playing (i) online gambling or (ii) sportsbook betting. The Company’s proprietary gaming platform processes all player payments and determines the players winnings and the Company’s NGR. Therefore, the Company recognizes revenue upon the five revenue recognition criteria being met which occurs when all gaming and betting events have concluded and the amount of consideration or the transaction price to be received is known. The Company presents revenue on a net basis which represents the amount of monies retained by the Company after player payouts.

The majority of NGR is generated outside of the United States.

Supplemental disclosure of Total Stakes (Wagers):

The following table presents the Company’s total stakes, representing the full amount wagered by customers. These amounts are not recognized as revenue under our revenue recognition policy. Additionally, the table includes net gaming revenue as reported in the accompanying consolidated statements of income for the years ended December 31, 2023, and 2022, as follows:

	2023	2022
Total Stakes (Wagers)	$128,886,432	$25,231,937
Less: Client Payouts	(120,157,490)	(22,817,998)
Net Gaming Revenue	$8,728,942	$2,413,939

Stock Based Compensation

The Company accounts for stock-based payments to employees and non-employees in accordance with ASC 718, “Stock Compensation” (“ASC 718”). Stock-based payments to employees and non-employees can include grants of stocks, grants of stock options and issuance of warrants that are recognized in the consolidated statement of operations based on their fair values at the date of grant. To date, we have only granted shares of common stock for services.

The Company calculates the fair value of option grants and warrant issuances utilizing the Binomial pricing model. The amount of stock-based compensation recognized during a period is based on the value of the portion of the awards that are ultimately expected to vest.

DEAR CASHMERE GROUP HOLDING

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

The resulting stock-based compensation expense for both employee and non-employee awards is generally recognized on a straight-line basis over the period in which the Company expects to receive the services or benefit, which is generally the vesting period.

The Company accounts for forfeitures as they occur.

Advertising Expense

Advertising costs are expensed in the period incurred and totaled $74,247 and $78,585, respectively, during the years ended December 31, 2023 and 2022, respectively, and are included in sales and marketing expenses on the consolidated statements of operations.

Fair Value of Financial Instruments

The Company defines fair value as the exchange price that would be received from the sale of an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The authoritative guidance describes three levels of inputs that may be used to measure fair value:

●	Level I—Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets;

●	Level II—Observable inputs other than Level I prices, such as unadjusted quoted prices for similar assets or liabilities in active markets, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and

●	Level III—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. These inputs are based on the Company’s own assumptions used to measure assets and liabilities at fair value and require significant management judgment or estimation.

The categorization of a financial instrument within the fair value hierarchy is based upon the lowest level of input that is significant to its fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires management to make judgments and consider factors specific to the assets or liabilities.

The Company did not identify any assets and liabilities that are required to be presented on the consolidated balance sheets at fair value in accordance with the relevant accounting standards. The carrying values of cash, trade payables, and short-term payables approximate their fair values due to the short maturities of these instruments.

Related Parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions (see Note 9).

Segment Reporting

The Company operates in one reportable segment, generating net gaming revenue from its digital platforms. The Company’s chief operating decision makers, the Company’s chief executive officer and chief financial officer, manage the Company’s operations as a whole.

DEAR CASHMERE GROUP HOLDING

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Income Taxes

The Company uses the asset and liability method in accounting for income taxes. Under this method, deferred income tax assets and liabilities are determined based on the difference between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred asset will not be realized.

The Company applies the provisions of ASC Topic 740-10-25, Income Taxes – Overall – Recognition (“ASC Topic 740-10-25”) with respect to the accounting for uncertainty of income tax positions. ASC Topic 740-10-25 clarifies the accounting for uncertainty in income taxes recognized in a company’s consolidated financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC Topic 740-10-25 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We are currently not subject to income taxes in the United States.

Leases

The Company accounts for leases under ASC Topic 842, Leases. Operating leases are included in operating lease right-of-use (“ROU”) assets and operating lease liabilities on the consolidated balance sheets. The Company leases an office and warehouse to conduct business. The Company has elected not to recognize right-of-use assets and lease liabilities for short-term leases that have a term of 12 months or less.

Operating lease ROU assets represent the right to use the leased asset for the lease term and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As most leases do not provide an implicit rate, the Company uses an incremental borrowing rate based on the information available at the adoption date in determining the present value of future payments. Operating lease expense is recognized on a straight-line basis over the lease term and is included in general and administrative expenses in the consolidated statements of operations.

The Company does not currently have any leases that meet the criteria of ASC Topic 842.

Recent Accounting Pronouncements Adopted

In September 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), which provides guidance on how an entity should measure credit losses on financial instruments. The ASU is effective for smaller reporting and non-public entities for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Effective January 1, 2023, the Company adopted this ASU which did not have a material impact on its consolidated financial statements.

Other pronouncements issued by the FASB or other authoritative accounting standards groups with future effective dates are either not applicable or are not expected to be significant to the Company’s financial position, results of operations or cash flows.

Reclassification

Certain prior year balances were reclassified to conform to the current year’s presentation. These reclassifications had no impact on net income or earnings per share.

Note 3: Short-Term Advances

The Company has provided advances to unrelated entities for working capital needs. These advances have no specific repayment terms and do not bear interest. As of December 31, 2023 and 2022, balances remaining outstanding on these advances totaled $477,802 and $0, respectively, as presented on the consolidated balance sheets within current assets.

DEAR CASHMERE GROUP HOLDING

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Note 4: Property and Equipment

The following table presents property and equipment as of December 31, 2023 and 2022:

	Useful Life in Years	December 31, 2023	December 31, 2022
Computer Equipment	3	$47,858	$28,469
Furniture	3	24,174	-
Total Property and Equipment		72,032	28,469
Less: Accumulated Depreciation		(31,383)	(10,287)
Property and Equipment, net		$40,649	$18,182

Depreciation expense for the years ended December 31, 2023 and 2022 was $20,194 and $10,287, respectively.

Note 5: Intangible Assets

Intangible assets consist of acquired IP and costs incurred to develop software for internal use.

The following table presents intangible assets as of December 31, 2023 and 2022:

	Useful Life in Years	December 31, 2023	December 31, 2022
Intellectual Property	10	$1,000,000	$1,000,000
Intellectual Property - Software Development	10	1,015,496	1,006,280
Intellectual Property - Software Development (Whitelabel)	10	890,319	-
Total Intangible Assets		2,905,815	2,006,280
Less: Accumulated Amortization		(71,961)	-
Intangible Assets, Net of Amortization		$2,833,854	$2,006,280

Amortization expense for the years ended December 31, 2023 and 2022 was $71,961 and $0, respectively. As of December 31,2023, the $1,000,000 IP and the Whitelabel IP were not yet in use. Therefore, these assets are not yet being amortized.

Future expected amortization expense of intangible assets, in use, is as follows:

Years Ended December 31,
2024	$101,550
2025	101,550
2026	101,550
2027	101,550
2028	101,550
Thereafter	507,746
$1,015,496

DEAR CASHMERE GROUP HOLDING

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Note 6: Convertible Note Payable

The Company has promised to pay to the order of AES CAPITAL MANAGEMENT, LLC and its authorized successors and permitted assignors (“Holder”), the aggregate principal face amount of One Hundred Seventy Five Thousand Dollars (U.S. $175,000) on November 30, 2022 (“Maturity Date”) and to pay interest on the principal amount outstanding hereunder at the rate of 8% per annum commencing on November 30, 2021 (“Issuance Date”). However, as of December 31, 2023, the Holder has converted principal and interest of $38,471 and $14,000, respectively, into 5,247,095 shares of common stock. At the time of conversion, the fair value of the shares was $.0636 per share or $333,715 based on the OTC market price. Therefore, we recognized a loss of $281,244 on the partial settlement of this convertible note payable which was been included in other expenses on the accompanying consolidated statements of income.

Payment Conditions

1) Principal Amount

●	The holder may elect to settle the principal amount of convertible note by check or wire transfer; or

●	The holder may also elect to settle the principal amount of the convertible note by conversion into shares of common stock of Dear Cashmere in following manner:

During the first 6 months the Note is in effect, the Holder of this Note is entitled, at its option, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) at a price (“Conversion Price”) of $0.75 per share (the “Fixed Price”). In the event, the Company does not have a registration statement qualified within the 6th monthly anniversary of the Issuance Date of the Note under which all the shares issuable upon conversion of this Note are registered, the Fixed Price shall be reduced to $0.50 per share. In no event shall the Holder be allowed to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by the Holder and its affiliates would exceed 4.99% of the outstanding shares of the Common Stock of the Company (which may be increased up to 9.9% upon 60 days’ prior written notice by the Investor). The conversion discount, look back period and other terms will be adjusted on a ratchet basis if the Company offers a more favorable conversion discount, prepayment rate, interest rate, (whether through a straight discount or in combination with an original issue discount), look back period or other more favorable term to another party for any financings while this Note is in effect, including but not limited to defaults, penalties and the remedy for such defaults or penalties.

2) Interest Amount

Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in shares of common stock (“Interest Shares”) or cash at the holder’s option. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

Note 7: Stockholders’ Equity

The Company is authorized to issue 50,000,000 shares of preferred stock at $0.001 par value, as of December 31, 2023 and 2022, 49,999,900 and 50,000,000 shares were issued and outstanding, respectively. One share of preferred stock is convertible into 100 shares of common stock. Each share of preferred stock provides for 500 votes. Therefore, preferred stockholders hold super voting rights.

The Company is authorized to issue 100,000,000 shares of common stock, $0.001 par value, as of December 31, 2023 and 2022, 53,513,611 and 47,786,516 shares were issued and outstanding, respectively.

DEAR CASHMERE GROUP HOLDING

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Note 8: Earning Per Share

Basic net income per share is computed by dividing the net income by the weighted-average number of common shares outstanding for the period. Diluted earnings per share is computed by adjusting the weighted-average number of common shares outstanding to include common stock issuable upon the conversion of convertible preferred stock and convertible notes. For periods in which the Company reports net losses, diluted net loss per share is the same as basic net loss per share because dilutive common shares are not assumed to have been issued if their effect is anti-dilutive.

	December 31, 2023	December 31, 2022
Basic EPS
Numerator
Net Income attributable to common stockholders	$2,442,802	$378,644
Denominator
Weighted average shares outstanding	48,321,666	57,172,662
Basic earnings per share	$0.05	$0.01

Diluted EPS
Numerator
Net income attributable to common stockholders	$2,442,802	$378,644
Denominator
Number of shares used for basic earnings per share	48,321,666	57,172,662
Shares of common stock issuable upon conversion of convertible note payable	2,395,247	791,473
Shares of common stock issuable upon conversion of preferred stock	4,999,990,000	5,000,000,000
Number of shares used for diluted EPS computation	5,050,706,913	5,057,964,135
Diluted earnings per share	$0.00	$0.00

Note 9: Related Party Transactions

During the years ended December 31, 2023 and 2022, the Company had the following related party transactions:

Advances to Related Parties

The Company provided a short-term advance to an entity owned and controlled by the Company’s CEO and a controlling stockholder. The advance has no specific repayment terms and bears no interest.

During 2022, the Company provided advances totaling $747,282 to several related entities in which our CFO and stockholder, holds a controlling interest. These advances were repaid by the related party entities in full during 2023.

As of December 31, 2023 and 2022, the balance due on the advances was $57,497 and $747,282, respectively, and is presented on the consolidated balance sheets as “advances to related parties” within current assets.

DEAR CASHMERE GROUP HOLDING

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

Due From Officers

During 2023 and 2022, the Company provided its CEO and CFO, who also hold all of the issued and outstanding preferred stock, advances aggregating $64,822 and $157,924, respectively. The advances have no specific repayment terms and bear no interest. As of December 31, 2023 and 2022, the balance due on the advances was $222,346 and $157,924, respectively, and is presented on the consolidated balance sheets as “due from officers” within long-term assets.

Due to Related Party

During the year ended December 31, 2022, the Company received working capital advances from entities that our CFO holds substantial control in and is an officer and director. During 2023, we paid $699,212 of these advances. The advances have no specific repayment terms and bear no interest. As of December 31, 2023 and 2022, the total advances outstanding were $476,399 and $1,175,611, respectively.

Note 10: Contingencies

From time to time, claims are made against the Company in the ordinary course of business, which could result in litigation. Claims and associated litigation are subject to inherent uncertainties and unfavorable outcomes could occur, such as monetary damages, fines, penalties, or injunctions prohibiting the Company from selling one or more products or engaging in other activities. The occurrence of an unfavorable outcome in any specific period could have a material adverse effect on the Company’s results of operations for that period or future periods. The Company is not presently a party to any pending or threatened legal proceedings.

Note 11: Subsequent Events

No events have occurred subsequent to the balance sheet date and through the date of these consolidated financial statements that would require adjustment to or disclosure in the financial information referred to above.